Taxes	12 Months Ended
Dec. 31, 2023
Taxes [Abstract]
Taxes
14.	Taxes

(a)	Corporate Income Taxes (“CIT”)

Cayman Islands

Under the current tax laws of Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Company’s subsidiaries incorporated in Hong Kong are subject to two-tier profit tax rates. The profits tax rate for the first HKD 2 million of assessable profits of a corporation will be subject to the lowered tax rate, 8.25% while the remaining assessable profits will be subject to the legacy tax rate, 16.5%. Additionally, payments of dividends by the subsidiaries incorporated in Hong Kong to the Company are not subject to any Hong Kong withholding tax. The Company did not make any provision for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception.

PRC

The Company’s PRC subsidiaries, VIE and VIE’s subsidiaries are governed by the income tax laws of the PRC and the income tax provision in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. The total impact of preferential tax rates amounted to approximately $0.8 million, $0.3 million and $0.2 million for the years ended December 31, 2023, 2022 and 2021, respectively and the impact to EPS is not significant for the years ended December 31, 2023, 2022 and 2021.

Under the PRC Income Tax Laws, an enterprise which qualifies as a High and New Technology Enterprise (“the HNTE”) is entitled to a preferential tax rate of 15% provided it continues to meet HNTE qualification standards on an annual basis. Beijing Shengfeng Supply Chain Management Co., Ltd. as an HNTE and is entitled for a preferential tax rate of 15% from 2020 to 2025. Guangdong Shengfeng Logistics Co., Ltd. as an HNTE and is entitled for a preferential tax rate of 15% from 2020 to 2022. Beijing Tianyushengfeng e-commerce Technology Co. Ltd. as an HNTE and is entitled for a preferential tax rate of 15% from 2021 to 2023 to the extent it has taxable income under the Enterprise Income Tax Law. Shengfeng Supply Chain Management Co. Ltd. is eligible to enjoy a preferential tax rate of 15% from 2020 to 2022 and further extended to 2025 to the extent it has taxable income under the Enterprise Income Tax (“EIT”) Law due to the local preferential tax policy.

Several VIE’s subsidiaries, including Chengdu Shengfeng Supply Chain Management Co., Ltd., Shengfeng Logistics (Liaoning) Co., Ltd., Sichuan Shengfeng Logistics Co., Ltd., Shengfeng Logistics (Guangxi) Co., Ltd., etc., are qualified as small and micro enterprises, thus the preferential effective tax rates of 2.5%-5% are applied to these entities.

i)	The components of income (loss) before income taxes are as follows:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021

Non-PRC	$(421)	$(472)	$-
PRC	13,049	9,897	8,161
Total	$12,628	$9,425	$8,161

ii)	The components of the income tax provision are as follows:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021

Current	$796	$361	$21
Deferred	1,524	1,238	1,496
Total	$2,320	$1,599	$1,517

iii)	The following table reconciles PRC statutory rates to the Company’s effective tax rate:

The following table reconciles the China statutory rates to the Company’s effective tax rate for the years ended December 31, 2023, 2022 and 2021:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021

PRC statutory income tax rate	25.0%	25.0%	25.0%
Effect of preferential tax rates (1)	(6.2)%	(2.8)%	(3.8)%
Eligible additional deduction (2)	(3.5)%	(3.3)%	(3.2)%
Impact of different tax rates in other jurisdictions	0.8%	1.3%	-%
Non-taxable and exemptions	(0.3)%	(3.3)%	-%
Permanent differences (3)	2.6%	0.1%	0.6%
Effective income tax rate	18.4%	17.0%	18.6%

(1)	Preferential tax rates for small and micro enterprises and high-tech entities.

(2)	Eligible additional deduction mainly consisted of research and development super deduction and disabled staff super deduction.

(3)	Permanent differences mainly consisted of non-deductible meal and entertainment fees in PRC tax returns.

iv)	The following table summarizes deferred tax assets and liabilities resulting from differences between financial accounting basis and tax basis of assets and liabilities:

	As of December 31, 2023	As of December 31, 2022

Deferred tax assets:
Net operating losses carryforward	$609	$2,300
Allowance for credit losses	913	874
Deferred income (a)	267	279
Intangible assets (b)	155	134
Operating lease liabilities	4,303	-
Subtotal	6,247	3,587
Less: valuation allowance	-	-
Deferred tax assets	$6,247	$3,587

Deferred tax liabilities:
Operating lease right-of-use assets	$4,254	$-
Deferred tax liabilities	$4,254	$-

(a)	Deferred income represents the assets related government subsidies, which will amortize on a straight-line basis within the useful life of related assets. The tax basis is recognized when the Company received the subsidies.

(b)	Intangible asset represents the amortization temporary difference of licensed software. Management uses 10 years useful life as the tax basis, which is different from the 5 years useful life in accounting basis.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, valuation allowances of nil were provided for the Company’s certain subsidiaries with net operating loss carryforwards as of December 31, 2023 and 2022. As of December 31, 2023 and 2022, there were approximately $2.8 million and $9.5 million PRC net operating losses carryforwards in certain subsidiaries, respectively. Most of the net operating tax loss carryforwards will expire from fiscal year 2024 to 2028.

Uncertain tax positions

According to the PRC Tax Administration and Collection Law, the statute of limitation is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitation is extended to five years under special circumstances where the underpayment of taxes is more than RMB100. In the case of transfer pricing issues, the statute of limitation is 10 years. The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2023 and 2022, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur interests and penalties tax for the years ended December 31, 2023, 2022 and 2021.

(b)	Tax payable

Tax payable consisted of the following:

	As of December 31, 2023	As of December 31, 2022

Value-added tax payable	$1,665	$1,828
Income tax payable	343	185
Other taxes payable	270	194
Total	$2,278	$2,207